UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 14, 2006


                              VERINT SYSTEMS INC.
               (Exact name of registrant as specified in charter)

          DELAWARE                       0-49790                 11-3200514
(State or Other Jurisdiction        (Commission File            (IRS Employer
      of Incorporation)                  Number)             Identification No.)

                330 SOUTH SERVICE ROAD, MELVILLE, NEW YORK 11747
               (Address of Principal Executive Offices) (Zip Code)

                                 (631) 962-9600
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01 OTHER EVENTS.

In connection with an ongoing informal inquiry by the Securities and Exchange Commission (the "SEC") into issues regarding past stock option grants by Comverse Technology, Inc. ("Comverse"), the 57% stockholder of Verint, SEC Staff has sent a letter to Verint requesting that Verint voluntarily provide certain documents and information related to Verint's stock option grants and practices. In the letter, the SEC noted that its request should not be construed as an indication by SEC Staff that any violations of law have occurred, or as an adverse reflection upon any person or security. Verint is voluntarily responding to this request and intends to fully cooperate with SEC Staff.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            VERINT SYSTEMS INC.

                                            By:    /s/ Igal Nissim
                                                -------------------------------
                                                Name: Igal Nissim
                                                Title: Chief Financial Officer



                                            Dated: July 20, 2006